GenSpera

CREATING THERAPIES. GENERATING HOPE.

Executive Presentation

April 2010

GenSpera Highlights

Harnessing the power of a **new** biomedical **technology platform**

Precise targeting of a **potent, unique drug** directly to tumors

- Differentiating cancer drugs that specifically *target and destroy tumors*
- Lead drug (G-202) is in clinic at Johns Hopkins and Univ Wisconsin
  - Phase I underway
  - Impressive pre-clinical results with and complete regression of tumors
  - Mechanism unique from traditional approaches that that block vascular formation or are cytotoxic (not an anti-angiogenic; not a VDA)
- Drug pipeline supported by technology platform for the development of a suite of drugs targeted at different cancers
  - Second drug progressing to clinic (G-115)
  - Strong intellectual property footprint (7 patents and 3 patent applications), with no milestone or royalty payments owed to third parties
  - Additional candidate for imaging application (G-302)
- Experienced and well-developed team driving the process

GenSpera Team

Management & Board

- ***Craig Dionne, Ph.D.*** *President & CEO.* Served as VP responsible for many successful oncology drug discovery and development programs at Cephalon, one of the most successful biotechnology companies.
- ***Russell Richerson, Ph.D.*** *COO & Secretary.* Over 25 years of senior management experience in the Biotechnology industry at companies such as Abbott Laboratories.
- ***John M. Farah, Ph.D.*** *Director.* VP Intercontinental Operations at Cephalon, responsible for promoting and negotiating R&D and commercial alliances with multinational and regional pharmaceutical firms. Currently also serves on the board of directors of Aeolus Pharmaceuticals (AOLS.OB).
- ***Scott Ogilvie.*** *Director.* President and CEO of Gulf Enterprises. Prior career as corporate and securities lawyer with Hill, Farrer & Burrill. Currently also serves on the board of directors of Neuralstem, Inc. (AMEX:CUR), Innovative Card Technologies, Inc. (NASDAQ:INVC) and Preferred Voice Inc, (OTCBD:PRFV).

Scientific Advisory Board (inventors of IP and shareholders)

- ***John T. Isaacs, Ph.D.*** Professor at the Johns Hopkins School of Medicine, Editor-in-Chief of the journal The Prostate and on the editorial board of Clinical Cancer Research and Cancer Research.
- ***Samuel R. Denmeade, M.D.*** Associate Professor at Johns Hopkins and a Board Certified Medical Oncologist. His laboratory has developed several pro-drug therapies that are activated by cancer specific proteases.
- ***Soren Brogger Christensen, Ph.D.*** Professor at the University of Copenhagen; first to elucidate the chemical structure of thapsigargin; productively engaged in exploring further derivatives of this bioactive compound.
- ***Hans Lilja, M.D., Ph.D.*** Holds several posts at Memorial Sloan-Kettering Cancer Center and as a professor at Lund University; recognized authority on the biology of prostate specific antigen (PSA) and human kallikrein 2 (hK2).

Strategy and value creation

Business Strategy and Value Creation

- Operate with minimal infrastructure requirement
- Develop drugs through Phase I/II clinical trials then out-license /partner
- Individual drugs can be worth up to $1B (comparable deals 2009 – J&J/Cougar, Astellas/Medivation)

Financing History

- Funded 15 years by $15M in scientific grants
- Raised ~$8M since Nov 2007
- Have ~$2.8M cash-in-hand – adequate to fund Phase I trial
- Trading symbol OTCBB:GNSZ

Capital Structure

- ~16M common shares issued and outstanding
- ~8M currently outstanding options and warrants
- Management, inventors and boards hold approximately 41% of issued shares

Cancer Therapeutics Landscape

- Traditional chemotherapy targets cell division
  - Characterized by side effects, drug resistance, little effect on slow growing tumors
- Anti-angiogenics primarily block growth of new blood vessels to tumors
  - Used as a "combination therapy" and retain side effects of traditional drugs
  - Limited survival advantage
  - However, validate medical approach and market (annual sales of Avastin > $4B)
- Our lead drug, G-202, is a major breakthrough
  - Destroys existing tumor vasculature rather than just blocking new blood vessel growth
  - Rather than just extending lives by a few months, potential for complete tumor regression at primary and metastatic sites
  - As a "monotherapy" early clinical trials will be simpler and relatively less expensive

How our technology works

Our active drug, with a *targeting/masking agent* attached, is inactive in the blood stream…

…until it finds an "enzyme" found <u>only</u> at our "target site" that cuts off the targeting/masking agent

- G-202, for example, targets the blood vessels of tumors


normal blood vessel cell
Blood vessel cell in tumor

The active drug, no longer soluble, 'precipitates' directly into nearby cells, killing them

How we make our "Target-activated Pro-drugs"


Peptide Attached
Delivered to Tumor

12-ADT

- Derived from Mediterranean plant
- Well-characterized and studied
- Kills:
  - Slow- and fast-growing cancer cells
  - Cancer stem cells
  - Established vascular cells
- Patent-protected

Pro-Drug

- Peptide attached to 12-ADT
- Renders 12-ADT:
  - Inactive
  - Soluble
  - Targets tumor
- Intravenous application

Tumor

- Peptide removed by enzyme at the target site vaculature
- Different cancers = different peptides
- Effective on <u>both</u> rapid and slow growing cancers
- Peptides
  - Patent-protected
  - Based on extensive research by Advisory Board members

** 7 patents & 3 patent applications; no milestone or royalty payments are owed*

Efficacy in a mouse model of kidney cancer


Antitumor efficacy of G-202 against
SN12C human renal cancer xenografts
Relative Tumor Volume
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
• Mice tolerate an intense dosing schedule
• Development of drug resistance is not observed
• Uniform response – all tumors regress
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered
0
5
10
15
20
25
30
Days
* Statistically meaningful difference from control

Efficacy in a mouse model of prostate cancer

Antitumor efficacy of G-202 against
CWR22H human prostate cancer xenografts


Tumor Volume (cc)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
• Shorter dosing schedule is very effective, indicating a large therapeutic/safety window
• Over time, tumors re-grew in 5 of the 9 treated mice – 4 out of 9 were 'cured'
• Re-growing tumors regress when treated with a second dosing regimen
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered
0
5
10
15
20
25
30
35
Days

* Statistically meaningful difference from control

Efficacy in a mouse model of breast cancer



Antitumor efficacy of a single, two day course of G-202 against
MCF-7 human breast cancer xenografts
Tumor
Volume (cc)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0
5
10
15
20
25
30
35
40
Days
• Dramatic and uniform response even with a short dosing regime that will be "patient friendly"
• Over time, tumors re-grew in only 2 of the 8 treated mice – 6 out of 8 were 'cured'
• Re-growing tumors regress when treated with a second dosing regimen
Control
(no G-202)
G-202
(56 mg/kg)
Arrows indicate days that treatment was administered

GenSpera

Product Pipeline

Product Candidate	Activation Enzyme	Indication	Preclinical Development	Phase I	Phase II	Phase III
G-202	*PSMA*	*Solid tumors*	→	→		
G-115	*PSA*	*Prostate Cancer*	→			
G-202 analog	*PSMA*	*Imaging of Solid Tumors*	→			

Near-Term Milestones

- Q4'10 – Present ongoing G-202 Phase I data at AACR-EORTC meeting

- 2010 – Material progress with diagnostic imaging
  - G-202 analogs can be used in radiotherapy and diagnostic imaging via gamma camera and Position Emission Tomography

- 2010 – Finalize G-115 formulation and toxicology work for IND filing in 2nd half 2011

Contact

Craig A. Dionne, Ph.D.
President and CEO

GenSpera, Inc.
2511 N Loop 1604 W, Suite 204
San Antonio, TX 78258

cdionne@genspera.com

(210) 479-8112